Exhibit 10.41

EXECUTION COPY

STATE OF TEXAS	§
§
COUNTIES OF CHAMBERS	§
AND GALVESTON	§

ASSIGNMENT OF OVERRIDING ROYALTY

IN CONSIDERATION OF Ten Dollars ($10.00) and other good and valuable consideration, all cash, the receipt and sufficiency of which are acknowledged, and subject to the other provisions in this Assignment of Overriding Royalty (the “Assignment”), MASTERS RESOURCES, L.L.C., and MASTERS OIL & GAS, L.L.C. (collectively, “Assignor”), each a Texas limited liability company having its principal place of business at 9801 Westheimer, Suite 1070, Houston, Texas 77042, hereby grants, bargains, sells, transfers, conveys and assigns to MASTERS PIPELINE, L.L.C. (“Assignee”), a Texas limited liability company having its principal place of business at 9801 Westheimer, Suite 1070, Houston, Texas 77042, three (3) discrete overriding royalty interests (collectively, the “ORRI”) in accordance with the following:

1.1.
An aggregate overriding royalty (the “Declining ORRI”) initially equal to 6% of 8/8ths of the production from those “Wells” (as defined herein) described as representing “Proved Undeveloped Reserves” and “Proved Non-Producing Reserves” on Exhibit B attached hereto and made part hereof , and any well later drilled on the lands covered by each Lease as described on the attached Exhibit A;

1.2.
An aggregate overriding royalty (the “Fixed ORRI”) initially equal to 3% of 8/8ths of the production from those Wells described as representing “Proved Developed Producing” on Exhibit C attached hereto and made part hereof (the declining ORRI and the Fixed ORRI are called the “Adjustable ORRI” in this Agreement); and

1.3.
An aggregate overriding royalty (the “Additional ORRI”) equal to 2% of 8/8ths of the production from any well now existing or later drilled on the lands covered by each Lease as described on the attached Exhibit A, including any Well already burdened by the Declining ORRI or the Fixed ORRI; provided, however, that this interest shall terminate on the third anniversary of the Effective Date hereof as defined below.

The ORRI is conveyed by Assignor and accepted by Assignee subject to the following terms and conditions:

2.1.
The ORRI shall be proportionately reduced to the extent that, as of the Effective Time, the working interest of Assignor in any Lease is less than 100% or the net revenue interest of Assignor in any Lease is less than 80% of 100%. By way of example (applicable to any Declining ORRI, Fixed ORRI or Additional ORRI): (1) If as of the Effective Time, the working interest owned by Assignor in a Lease is 60% (not 100%) and the net revenue interest of Assignor in the same Lease is not less than 80% of 100%, then the Declining ORRI in that Lease shall be 60/100 of 6%, or 3.6%; or in the case of the Fixed ORRI, 60/100 of 3%, or 1.8%; (2) If, as of the Effective Time, the working interest owned by Assignor in a Lease is 100% and the net revenue interest of Assignor in the same Lease is 75% of 100%, then the Declining ORRI in that Lease shall be 75/80 x 6%, or 5.625%, or, in the case of the Fixed ORRI, 75/80 x 3%, or 2.8125%; (3) If, as of the Effective Time, the working interest in a Lease is less than 100% and the net revenue interest in the same Lease is less than 80%, then the reduction of the ORRI shall be implemented for both the working interest and the net revenue interest.

2.2.	When Assignee has received payments from the Adjustable ORRI in the aggregate amount of $20,000,000.00, the following shall occur:

a. Assignee shall execute and deliver to Assignor an assignment with special warranty of an overriding royalty interest carved out of the Declining ORRI equal to 2% of 8/8 so that the Declining ORRI shall thereafter be reduced to an overriding royalty interest equal to 4% of 8/8 proportionately reduced as set out in Section 2.1 above. The Declining ORRI as reduced in accordance with the preceding sentence is called the “First Adjusted Declining ORRI” in this Assignment.

b. Assignor shall execute and deliver to Assignee as an addition to the Fixed ORRI, an assignment with special warranty of an overriding royalty interest equal to 1% of 8/8ths of the production from those Wells described as “Proved Developed Producing” on Exhibit B, so that the Fixed ORRI shall thereafter be increased to an overriding royalty interest equal to 4% of 8/8 proportionately reduced as set out in Section 2.1. The Fixed ORRI as increased in accordance with the preceding sentence is called the “First Adjusted Fixed ORRI” in this Assignment.

2.3.
When Assignee has received payments from the Adjustable ORRI in the aggregate amount of an additional $10,000,000.00, Assignee shall execute and deliver to Assignor an assignment with special warranty carved out of the First Adjusted Declining ORRI of an overriding royalty interest equal to: (a) 2% of 8/8 so that the First Adjusted Declining ORRI shall thereafter be reduced to an overriding royalty interest equal to 2% of 8/8, and (b) 4% of 8/8 carved out of the Fixed ORRI so that the Fixed ORRI shall thereafter be vested in Assignor. The First Adjusted Declining ORRI as reduced in accordance with the preceding sentence is called the “Final Adjusted ORRI” in this Assignment.

2.4.
Assignor acknowledges and agrees that: (a) the ORRI is an interest in land owned by and vested in Assignee, and (b) Assignee also owns the proceeds of sale of oil, gas, and other hydrocarbons, or other products attributable to the ORRI and is entitled to received such proceeds directly from the purchasers of such oil, gas and other hydrocarbons, or other products.  Notwithstanding anything contained herein to the contrary, Assignee may, at its option, upon not less that 60 days notice to Assignor, require at any time or from time to time that payment of all or any overriding royalties accruing to Assignee under this Agreement be made in kind without deduction only to the same extent provided for royalties reserved to the lessors under the applicable Leases.  Assignee’s right to take the ORRI in kind shall not diminish or negate Assignee’s rights or Assignor’s obligations, whether express or implied, under this Assignment. Until such time as Assignee elects to take the ORRI in kind, Assignor shall market such oil, gas and other hydrocarbons or other products on behalf of Assignee, and Assignor agrees to pay Assignee said proceeds or to have the purchasers pay said proceeds to Assignee directly at Assignee’s sole discretion. If Assignee elects to take its share of production in kind, to the extent that additional facilities are required for Assignee to take its share of production in kind, Assignee shall bear the cost and expense of installing such facilities.

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2.5.
Each payment by Assignor to Assignee shall include a calculation of the aggregate of all payments made to Assignee until Assignee’s ownership is limited to the Final Adjusted ORRI and the Additional ORRI.

2.6.	At any time, and from time to time (but not more often than once each calendar year), Assignee may audit the payments on the ORRI made by Assignor to Assignee.

2.7.
The ORRI shall apply to and attach to any renewals or extensions of the Leases and/or any new leases taken within one (1) year of the expiration of any of the Leases which cover any of the lands covered by the Leases taken by the Assignor, its agents, affiliates or successors.

This Assignment is made by Assignor and accepted by Assignee subject to the following:

3.1	All matters shown of record in Chambers and Galveston Counties, Texas, TO THE EXTENT ONLY THAT any thereof are valid and subsisting and affect all or any portion of the ORRI;

3.2	Conventional rights of reassignment requiring notice to the holders of those rights;

3.3
It is expressly provided that no ORRI shall be paid nor shall accrue upon any production used for operating, development or production purposes upon the lands covered by a Lease, or that portion of any production returned to the lands covered by a Lease for operating, development or production purposes or upon that portion of production which is unavoidably lost;

3.4
The ORRI in any Lease may be pooled and unitized in the same manner and under the same and identical terms, conditions and provisions as the lessors’ royalty may be pooled and unitized under the terms of the Lease to which such ORRI is applicable;

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3.5
No obligations, either express or implied, shall arise by reason of this assignment of the ORRI by Assignor which shall obligate Assignor to keep and to maintain any of the Leases in force and effect either by the payment of rentals, compensatory royalty or other payments, or by the drilling of any wells, it being expressly understood that Assignee is to receive Assignee’s ORRI only out of the production if, as and when produced, saved and sold at the will of Assignor from the lands under the terms and provisions of the Leases, and Assignor may release any of the Leases, or any part thereof, or permit any of the Leases or any part thereof, to revert or to terminate at will and without liability to Assignor.

TO HAVE AND TO HOLD, all and singular, the ORRI unto Assignee and Assignee’s successors in title and assigns forever. Assignor agrees to warrant and forever defend title to the ORRI unto Assignee, its successors and assigns, against the claims and demands of all persons claiming, or to claim the same, or any part thereof by, through or under Assignor, but not otherwise. This Assignment is made with full substitution and subrogation of Assignee in and to all covenants, indemnities, representations and warranties by others heretofore given or made with respect to the ORRI or any part thereof.

As used in this Assignment: “Leases” means the oil, gas and mineral leases and other real property described on Exhibit A attached to and made a part of this Assignment; and “Wells” means the oil and gas wells located on or attributable to the Leases and described on Exhibit B or Exhibit C attached to and made a part of this Assignment and for purposes of paragraphs 1.1 and 1.3 above any well later drilled on the lands covered by each Lease owned by Assignor.

Assignor agrees to execute, to acknowledge and to deliver to Assignee any additional instruments, notices, division orders, transfer orders and other documents and to do any other acts and things which may be necessary to more fully and effectively assign and convey to Assignee and Assignee’s successors in title and assigns the ORRI intended to be assigned hereby.

This Assignment shall be binding upon Assignor and Assignee as well as their respective successors and assigns.

[Remainder of page intentionally blank. Signatures are on next page.]

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Signed: May 11, 2007, TO BE EFFECTIVE, HOWEVER, AS OF October 1, 2006, at 7:00 a.m. Central Daylight Savings Time (the “Effective Time”).

ASSIGNOR:		ASSIGNEE:

MASTERS RESOURCES, L.L.C.		MASTERS PIPELINE, L.L.C.

By:	/s/ John W. Barton	By:	/s/ John W. Barton
	John W. Barton, Managing Member		John W. Barton, Managing Member

MASTERS OIL & GAS, L.L.C.

By:	/s/ John W. Barton
John W. Barton, Managing Member

EXHIBITS:

Exhibit A	Leases
Exhibit B	Proved Undeveloped Reserves and Proved Non-Producing Reserves
Exhibit C	Proved Developed Producing Reserves

Signature Page to Assignment of Overriding Royalty

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STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me this 11th day of May, 2007, by John W. Barton, Managing Member of Masters Resources, L.L.C., a Texas limited liability company, on behalf of each of said limited liability companies.

RHONDEE M. DAMON	/s/ Rhondee M. Damon
Notary Public, State of Texas My Commission Expires April 26, 2009	Notary Public in and for the State of Texas

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me this 11th day of May, 2007, by John W. Barton, Managing Member of Masters Oil & Gas, L.L.C., a Texas limited liability company, on behalf of each of said limited liability companies.

RHONDEE M. DAMON	/s/ Rhondee M. Damon
Notary Public, State of Texas My Commission Expires April 26, 2009	Notary Public in and for the State of Texas

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me this 11th day of May, 2007, by John W. Barton, Managing Member of Masters Pipeline, LLC, a Texas limited liability company, on behalf of said limited liability company.

RHONDEE M. DAMON	/s/ Rhondee M. Damon
Notary Public, State of Texas My Commission Expires April 26, 2009	Notary Public in and for the State of Texas

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EXHIBIT A
(Attached to and made part of Assignment of Overriding Royalty dated as of 7:00 a.m. Central Daylight Savings Time on October 1, 2006, from Masters Resources, L.L.C. and Masters Oil & Gas, L.L.C., to Masters Pipeline, L.L.C.)

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Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Trinity Bay, Chambers County, Texas

Masters Lease No.	100-0001-000
Lessor:	State of Texas 30081
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 267
Description:	640 acres being State Tract 18-19A, Galveston & Turtle Bays From surface to 8500'

Masters Lease No.	100-0002-000
Lessor:	State of Texas 30082
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 271
Description:	640 acres being State Tract 22-23A, Galveston & Turtle Bays From surface to 8500'

Masters Lease No.	100-0003-000
Lessor:	State of Texas 30094
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 404
Description:	303 acres being State Tract 21A, Galveston & Turtle Bays From surface to 8500'

Masters Lease No.	100-0004-000
Lessor:	State of Texas 33740
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 532
Description:	640 acres being State Tract 14-15B, Galveston Bay From surface to 8500'

Masters Lease No.	100-0005-000
Lessor:	State of Texas 33743
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 544
Description:	640 acres being State Tract 18-19B, Galveston Bay From surface to 8500'

Masters Lease No.	100-0006-000
Lessor:	State of Texas 33746

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 552
Description:	640 acres being State Tract 22-23B, Galveston Bay From surface to 8500'

Masters Lease No.	100-0007-000
Lessor:	State of Texas 33749
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 564
Description:	303 acres being State Tract 25A, Galveston Bay From surface to 8500'

Masters Lease No.	100-0008-000
Lessor:	State of Texas 33750
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 568
Description:	320 acres being State Tract 25-B, Galveston Bay From surface to 8500'

Masters Lease No.	100-0009-000
Lessor:	State of Texas 33751
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 572
Description:	640 acres being State Tract 26-27A, Galveston Bay, less 70 Acres being the S/2 SW/4 NW/4, NW/4 SW/4 & N/2 N/2 SW/4 SW/4 leaving 570 acres, more or less, from surface to 8500'

Masters Lease No.	100-0010-000
Lessor:	State of Texas 33752
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 576
Description:	640 acres being State Tract 26-27B, Galveston Bay, less 140 Acres being the S/2 S/2 NE/4, N/2 SE/4 & N/2 N/2 S/2 SE/4 leaving 500 acres, more or less, from surface to 8500'

Masters Lease No.	100-0011-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	State of Texas 33753
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 580
Description:	454.211 acres according to resurvey but called 540 acres being State Tract 28-B, Galveston Bay, from surface to 8500'

Masters Lease No.	100-0012-000
Lessor:	State of Texas 33754
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 584
Description:	405.464 acres according to resurvey but called 477 acres being State Tract 29-B, Galveston Bay, from surface to 8500'

Masters Lease No.	100-0013-000
Lessor:	State of Texas 33755
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 588
Description:	486.56 acres according to resurvey but called 606 acres being State Tract 29-32A, Galveston Bay, from surface to 8500'

Masters Lease No.	100-0014-000
Lessor:	State of Texas 34332
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/13/49
Recording:	Vol. 119, Page 616
Description:	303 acres being State Tract 24A, Galveston Bay From surface to 8500'

Masters Lease No.	100-0015-000
Lessor:	State of Texas 34334
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/13/49
Recording:	Vol. 119, Page 612
Description:	303 acres being State Tract 28A, Galveston Bay, From surface to 8500'

Masters Lease No.	100-0016-000
Lessor:	State of Texas 38504
Lessee:	Humble Oil & Refining Co.
Lease Date:	03/12/52

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording:	Vol. 142, Page 16
Description:	1198 acres being State Tract 22-23C, Trinity Bay From surface to 8500'

Masters Lease No.	100-0017-000
Lessor:	State of Texas 37662
Lessee:	Union Oil Co of California
Lease Date:	10/10/51
Recording:	Vol. 141, Page 585
Description:	640 acres being State Tract 18-19C, Trinity Bay From surface to 8500'

Masters Lease No.	100-0018-000
Lessor:	State of Texas M-44166
Lessee:	Humble Oil & Refining Co.
Lease Date:	05/10/55
Recording:	Vol. 167, Page 388
Description:	W 160 acres being State Tract 32-B, Trinity Bay, being that Portion included in the Trinity Bay Field Unit as established By Pooling Agreement dated 10/4/57 recorded in Vol. 195, Pg 432 from surface to 8500'

Masters Lease No.	100-0019-000
Lessor:	State of Texas 48045
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/10/57
Recording:	Vol. 194, Page 34
Description:	W 160 acres being the W/2 of State Tract 24-B, Trinity Bay, Being that portion included in the Trinity Bay Field Unit as Established by Pooling Agreement dtd 10/4/57 recorded in Vol 195, Pg 432, from surface to 8500'

Masters Lease No.	100-0020-000
Lessor:	State of Texas ME 810030
Lessee:	Masters Resources LLC
Lease Date:	03/01/01
Recording:	Vol. 510, Page 237

Masters Lease No.	100-0021-000
Lessor:	State of Texas ME 800126
Lessee:	Masters Resources LLC
Lease Date:	06/01/00
Recording:	Vol. 466, Page 291

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	100-0022-000
Lessor:	Chambers -Liberty Cos Navigation District
Lessee:	Exxon Corporation
Lease Date:	10/21/87
Recording:	Vol. 28, Page 574
Masters Lease No.	100-0023-000
Lessor:	State of Texas ME 860241
Lessee:	Masters Resources LLC
Lease Date:	12/01/06
Recording:	Vol. 891, Page 258
Masters Lease No.	100-0024-000
Lessor:	State of Texas ME 860176
Lessee:	Masters Resources LLC
Lease Date:	09/01/06
Recording:	Vol. 871, Page 634
Masters Lease No.	100-0025-000
Lessor:	Chambers-Liberty Cos Navigation Dist
Lessee:	Humble Oil & Refining Co.
Lease Date:	11/16/66
Recording:	Vol. 280, Page 119
Masters Lease No.	100-0026-000
Lessor:	Exxon Corporation
Lessee:	Vintage Petroleum Inc.
Lease Date:	05/01/91
Recording:	Vol. 244, Page 588
Masters Lease No.	100-0027-000
Lessor:	Dept of Army Corp of Engineers 9161
Lessee:	Masters Resources LLC
Lease Date:	12/03/93
Recording:	unrecorded
Masters Lease No.	100-0028-000
Lessor:	Dept of Army Corp of Engineers Permit W-N-243-41-3719
Lessee:	Masters Resources LLC
Lease Date:	01/03/57
Recording:	unrecorded

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	100-0029-000
Lessor:	Dept of Army Corp of Engineers Permit W-N-243-41-7041
Lessee:	Masters Resources LLC
Lease Date:	01/03/69
Recording:	unrecorded

Masters Lease No.	100-0030-000
Lessor:	Dept of Army Corp of Engineers Permit W-N-243-41-1466
Lessee:	Masters Resources LLC
Lease Date:	03/05/51
Recording:	unrecorded

Masters Lease No.	100-0031-000
Lessor:	Texas Petroleum Investment Co.
Lessee:	Masters Resources LLC
Lease Date:	11/24/03
Recording:	File No. 03 669 242

Fishers Reef Prospect, Chambers County, Texas

Masters Lease No.	101-0001-000
Lessor:	State of Texas M-96828
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 730
Description:	240 acres out of 320 acres being the NE/2 of State Tract 2-3A, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office as follows: 80 acres being the E/2 NE/4 limited to depths from 9350' to 10500' as shown on the Log of Vintage ST Tr 1-4A well #1 located in the aerial Boundaries of State Tract 1-4A Unit recorded under File No. 02 551 735, Chambers Co., TX and 160 acres being the W/2 NE/4, SE/4SW/4NW/4, SE/2NE/4NW/4, SE/2SW/4NE/4NW/4, E/2 NE/4NW/4 and SE/4NW/4 limited to depth from Frio Fmn to Vicksburg Fmn as seen on log of St Tr 2-3A #1 well located in aerial boundaries of State Tract 2-3A Unit recorded under File No. 98 395 73, Chambers Co., TX.

Masters Lease No.	101-0002-000
Lessor:	State of Texas M-96829
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording:	File No. 95 284 739
Description:	280 acres out of 320 acres being the SW/2 of State Tract 2-3A, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office as follows: 110 acres being the SE/4SE/4, SW/4 SE/4, S/2NE/4SE/4 and S/2N/2NE/4SE/4 Limited to depths below 9050' as seen in Humble C-95 well in State Tract 46 as described in St Tr 46 #1 pooling agreement Recorded under File No. 98 395 65; 160 acres being the NW/4SE/4, E/2SW/4 and E/2W/3SW/4 limited to depths from 8950' to 9950' as seen on St Tr 2-3A #1 well as described in St Tr 2-3A Unit #1 recorded under File No. 98 395 73 and 10 acres being N/2N/2NE/4SE/4 limited to depths below Frio 15 Sand located at 9040' as shown on Humble State well No. C-12 as described in St Tr 1-4A Unit recorded under File No. 00 467 586.

Masters Lease No.	101-0003-000
Lessor:	State of Texas M-96830
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 748
Description:	40 acres out of 320 acres being the SW/2 of State Tract 6-7A, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office as follows: SE/4SE/4 of St Tr 6-7A Limited to the Frio Fmn being 9350' to 10500' as shown on log Of Vintage Pet St Tr 1-4A well No. 1 as reflected in St Tr 1-4A Unit Agreement dated eff 12/1/01 recorded File No. 02 551 735.

Masters Lease No.	101-0004-000
Lessor:	State of Texas M-96834
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 766
Description:	120 acres being the NE/4NE/4, E/2NW/4NE/4, SW/4NE/4 And SE/4NE/4 out of 323.4 acres being the NE/2 of State Tract 47, Trinity Bay, as shown on the official map of Trinity Bay in

Exhibit "A"
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Texas General Land Office and within the aerial boundaries Of St Tr 46 #1 Pooling Agreement dated effective 9/15/98 Recorded under File No. 98 395 65 and limited to those Depths above 10400' within St Tr 46 Unit.

Masters Lease No.	101-0005-000
Lessor:	State of Texas M-96835
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 775
Description:	15 acres being the N/2NE/4NW/4SE/4 and N/2N/2NE/4SE/4 out of 323.4 acres being the SW/2 of State Tract 47, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office limited to the aerial boundaries Of St Tr 46 No. 1 Unit per Pooling Agreement dated effective 9/15/98 recorded under File No. 98 395 65 and only those Depths lying above 10400' within St Tr 46 Unit.

Masters Lease No.	101-0006-000
Lessor:	State of Texas M-19755
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/06/36
Recording:	Vol. 52, Page 116
Description:	637.1 acres being Tract 46, Galveston Bay, as shown on the General Land Office map of Galveston, Turtle & East Bays dated December 1935

Masters Lease No.	101-0007-000
Lessor:	State of Texas M-28471
Lessee:	Humble Oil & Refining Co.
Lease Date:	03/09/44
Recording:	Vol. 86, Page 524
Description:	627.4 acres being Tract 45, Galveston Bay, as shown on the General Land Office map of Galveston, Turtle & East Bays dated December 1935

Masters Lease No.	101-0008-000
Lessor:	State of Texas M-30083
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 275
Description:	606 acres being Tract 1-4A, Galveston Bay, as shown on the General Land Office map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office.

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	101-0009-000
Lessor:	State of Texas M-30084
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 279
Description:	640 acres being Tract 1-4B, Galveston & Turtle Bay, as shown on the map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office
Masters Lease No.	101-0010-000
Lessor:	State of Texas M-30085
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 283
Description:	606 acres being Tract 5-8A, Galveston & Turtle Bay, as shown On map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office
Masters Lease No.	101-0011-000
Lessor:	State of Texas M-30086
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 287
Description:	640 acres being Tract 5-8B, Galveston & Turtle Bay, as shown On the map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office.
Masters Lease No.	101-0012-000
Lessor:	State of Texas M-30088
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 295
Description:	640 acres being Tract 9-12B, Galveston & Turtle Bay, as shown on map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office
Masters Lease No.	101-0013-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	State of Texas M-44164
Lessee:	Humble Oil & Refining Co.
Lease Date:	05/10/55
Recording:	Vol. 167, Page 398
Description:	303 acres out of 606 acres being the S/2 of Tract 9-12A, Trinity Bay, as shown on official map of Trinity Bay on File in the General Land Office

Masters Lease No.	101-0014-000
Lessor:	State of Texas M-47494
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/12/56
Recording:	Vol. 189, Page 517
Description:	320 acres being the NW/2 of Tract 1-4C, Trinity Bay, as shown on the official map of Trinity Bay on file in the General Land Office

Masters Lease No.	101-0015-000
Lessor:	State of Texas ME 800151
Lessee:	Masters Resources LLC
Lease Date:	7/01/00
Recording:	File No. 00 466 289

Masters Lease No.	101-0016-000
Lessor:	State of Texas ME 810029
Lessee:	Masters Resources LLC
Lease Date:	04/10/91
Recording:	Vol. 474, Page 55

Masters Lease No.	101-0017-000
Lessor:	State of Texas ME 810039
Lessee:	Masters Resources LLC
Lease Date:	04/01/01
Recording:	File No. 01 509 385

Masters Lease No.	101-0018-000
Lessor:	State of Texas ME 810040
Lessee:	Masters Resources LLC
Lease Date:	04/01/01
Recording:	File No. 01 509 369

Masters Lease No.	101-0019-000
Lessor:	State of Texas ME 810041
Lessee:	Masters Resources LLC
Lease Date:	05/01/01

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording: File No. 01 517 70

Masters Lease No. 101-0020-000
Lessor: State of Texas ME 820109
Lessee: Masters Resources LLC
Lease Date: 06/01/02
Recording: File No. 03 618 71

Masters Lease No. 101-0021-000
Lessor: State of Texas ME 820139
Lessee: Masters Resources LLC
Lease Date: 08/01/02
Recording: File No. 03 618 86

Masters Lease No. 101-0022-000
Lessor: State of Texas ME 840252
Lessee: Masters Resources LLC
Lease Date: 01/29/95
Recording: File No. 95 267 817

Masters Lease No. 101-0023-000
Lessor: State of Texas ME 840255
Lessee: Masters Resources LLC
Lease Date: 01/15/95
Recording: File No. 95 267 849

Masters Lease No. 101-0024-000
Lessor: State of Texas ME 840256
Lessee: Masters Resources LLC
Lease Date: 01/15/95
Recording: File No. 95 268 1

Masters Lease No. 101-0025-000
Lessor: State of Texas ME 850066
Lessee: Masters Resources LLC
Lease Date: 06/01/05
Recording: Vol. 843, Page 129

Masters Lease No. 101-0026-000
Lessor: State of Texas ME 850086
Lessee: Masters Resources LLC
Lease Date: 08/06/95
Recording: File No. 95 273 357

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No. 101-0027-000
Lessor: State of Texas ME 850226
Lessee: Masters Resources LLC
Lease Date: 01/01/96
Recording: File No. 96 304 580

Masters Lease No. 101-0028-000
Lessor: State of Texas ME 850228
Lessee: Masters Resources LLC
Lease Date: 01/01/96
Recording: File No. 96 304 610

Masters Lease No. 101-0029-000
Lessor: State of Texas ME 860242
Lessee: Masters Resources LLC
Lease Date: 11/01/96
Recording: File No. 96 304 642

Masters Lease No. 101-0030-000
Lessor: State of Texas ME 870078
Lessee: Masters Resources LLC
Lease Date: 05/01/97
Recording: File No. 97 337 450

Masters Lease No. 101-0031-000
Lessor: State of Texas ME 890056
Lessee: Masters Resources LLC
Lease Date: 04/01/99
Recording: File No. 99 409 386

Masters Lease No. 101-0032-000
Lessor: State of Texas ME 980016
Lessee: Masters Resources LLC
Lease Date: 01/01/98
Recording: File No. 98 373 57

Masters Lease No. 101-0033-000
Lessor: State of Texas ME 980035
Lessee: Masters Resources LLC
Lease Date: 02/01/98
Recording: File No. 98 385 416

Masters Lease No. 101-0034-000
Lessor: State of Texas ME 980101
Lessee: Masters Resources LLC

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date:	10/01/98
Recording:	File No. 98 390 527
Masters Lease No.	101-0035-000
Lessor:	State of Texas ME 20010013
Lessee:	Masters Resources LLC
Lease Date:	11/01/00
Recording:	File No. 01 487 789
Masters Lease No.	101-0036-000
Lessor:	State of Texas ME 20000018
Lessee:	Masters Resources LLC
Lease Date:	01/01/00
Recording:	File No. 00 457 593
Masters Lease No.	101-0037-000
Lessor:	State of Texas ME 20000047
Lessee:	Masters Resources LLC
Lease Date:	05/01/00
Recording:	File No. 00 462 527
Masters Lease No.	101-0038-000
Lessor:	State of Texas LC 20030023
Lessee:	Masters Resources LLC
Lease Date:	11/01/03
Recording:	File No. 04 681 585
Masters Lease No.	101-0039-000
Lessor:	State of Texas ME 840177
Lessee:	Masters Resources LLC
Lease Date:	10/19/94
Recording:	File No. 95 262 123
Masters Lease No.	101-0040-000
Lessor:	State of Texas ME 830206
Lessee:	Masters Resources LLC
Lease Date:	01/01/04
Recording:	File No. 04 694 482
Masters Lease No.	101-0041-000
Lessor:	State of Texas M-104268
Lessee:	Masters Resources LLC
Lease Date:	10/19/04
Recording:	File No. 04 743 301

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Description: 320 acres, more or less being the SW/2 of Tract 6-7A, Trinity Bay, less 40 acres within boundaries of the State Tract 1-4A Unit being the SE/4 SE/4 of Tract 6-7A from the surface to 11060' as shown on the applicable official submerged area map on file in the Texas General Land Office

RED FISH REEF, Chambers & Galveston Counties., TX

Masters Lease No.	102-0001-000
Lessor:	State of Texas 19987
Lessee:	Humble Oil & Refining Company
Lease Date:	03/19/36
Recording:	Vol. 52, Page 237
Description:	640 acres, more or less, being Tract 246, Galveston Bay

Masters Lease No.	102-0002-000
Lessor:	State of Texas 19988
Lessee:	Humble Oil & Refining Company
Lease Date:	03/19/36
Recording:	Vol. 52, Pg 239
Description:	320 acres, more or less, in the SE/2 of Tract 247, Galveston Bay

Masters Lease No.	102-0003-000
Lessor:	State of Texas 28498
Lessee:	Humble Oil & Refining Company
Lease Date:	03/09/44
Recording:	Vol. 86, Page 568
Description:	640 acres, more or less, being Tract 224, Galveston Bay

Masters Lease No.	102-0004-000
Lessor:	State of Texas 28499
Lessee:	Humble Oil & Refining Company
Lease Date:	03/09/44
Recording:	Vol. 86, Pg 571
Description:	640 acres , more or less, being Tract 225, Galveston Bay

Masters Lease No.	102-0005-000
Lessor:	State of Texas 28500
Lessee:	Humble Oil & Refining Company
Lease Date:	03/09/44
Recording:	Vol 86, Pg 575

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Description:	320 acres, more or less, being the NW/2 of Tract 226, Galveston Bay
Masters Lease No.	102-0006-000
Lessor:	State of Texas 31835
Lessee:	Humble Oil & Refining Company
Lease Date:	11/13/47
Recording:	Vol 111, Pg 43, Chambers Co, TX Book 807, Pg 485, Galveston Co., TX
Description:	320 acres, more or less, being the SW/2 of Tract 200, Galveston Bay, Chambers and Galveston Co. TX.
Masters Lease No.	102-0007-000
Lessor:	State of Texas 35596
Lessee:	Humble Oil & Refining Company
Lease Date:	06/15/50
Recording:	Vol 131, Pg 448
Description:	240 acres, more or less, being the NW 160 acres and W 80 acres of Tract 204, Galveston Bay
Masters Lease No.	102-0008-000
Lessor:	State of Texas 46783
Lessee:	Humble Oil & Refining Company
Lease Date:	07/09/56
Recording:	Vol. 216, Pg 282, Chambers Co., TX Book 1352, Pg 642, Galveston Co., TX
Description:	320 acres, more or less, being the W/2 of Tract 245, Galveston Bay, Chambers and Galveston Co., TX
Masters Lease No.	102-0009-000
Lessor:	USX Corporation
Lessee:	Masters Resources LLC
Lease Date:	03/18/96
Recording:	Vol 292, Pg 42
Masters Lease No.	102-0010-000
Lessor:	USX Corporation
Lessee:	Masters Resources LLC
Lease Date:	03/18/96
Recording:	Vol 292, Pg 57
Masters Lease No.	102-0011-000
Lessor:	USX Corporation
Lessee:	Masters Resources LLC

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date: 10/26/98
Recording: Vol. 389, Pg 655

Masters Lease No. 102-0012-000
Lessor: Cedar Crossing LP
Lessee: Masters Resources LLC
Lease Date: 10/01/00
Recording: Vol. 478, Pg 261

Masters Lease No. 102-0013-000
Lessor: Robert E. Smith
Lessee: Vintage Pipeline Inc.
Lease Date: 10/18/00
Recording: File No. 00 478 239

Masters Lease No. 102-0014-000
Lessor: Patricia Reed
Lessee: Vintage Pipeline Inc.
Lease Date: 10/18/00
Recording: File No. 00 478 244

Masters Lease No. 102-0015-000
Lessor: Marie Pfistner Delahoussaye
Lessee: Vintage Pipeline Inc.
Lease Date: 10/18/00
Recording: File No. 00 478 248

Masters Lease No. 102-0016-000
Lessor: Jacky Nebauer etux
Lessee: Vintage Pipeline Inc.
Lease Date: 10/18/00
Recording: File No. 00 478 252

Masters Lease No. 102-0017-000
Lessor: SWF #4
Lessee: Vintage Pipeline Inc.
Lease Date: 10/10/00
Recording: File No. 00 478 256

Masters Lease No. 102-0018-000
Lessor: State of Texas ME 820151
Lessee: Masters Resources LLC
Lease Date: 08/01/02
Recording: File No. 02 586 234

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	102-0019-000
Lessor:	State of Texas ME 820149
Lessee:	Masters Resources LLC
Lease Date:	06/01/02
Recording:	File No. 02 586 218
Masters Lease No.	102-0020-000
Lessor:	State of Texas ME 820138
Lessee:	Masters Resources LLC
Lease Date:	08/01/02
Recording:	File No. 02 586 202
Masters Lease No.	102-0021-000
Lessor:	State of Texas ME 810081
Lessee:	Masters Resources LLC
Lease Date:	08/01/01
Recording:	File No. 02 586 122
Masters Lease No.	102-0022-000
Lessor:	State of Texas ME 820204
Lessee:	Masters Resources LLC
Lease Date:	11/01/02
Recording:	File No. 02 586 266
Masters Lease No.	102-0023-000
Lessor:	State of Texas ME 820178
Lessee:	Masters Resources LLC
Lease Date:	09/01/02
Recording:	File No. 02 586 250
Masters Lease No.	102-0024-000
Lessor:	State of Texas ME 810112
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 586 138
Masters Lease No.	102-0025-000
Lessor:	State of Texas ME 810177
Lessee:	Masters Resources LLC
Lease Date:	11/01/01
Recording:	File No. 01761-0702, Galveston Co., TX
Masters Lease No.	102-0026-000
Lessor:	State of Texas ME 810190

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessee:	Masters Resources LLC
Lease Date:	11/01/01
Recording:	File No. 02 586 154
Masters Lease No.	102-0027-000
Lessor:	State of Texas ME 820074
Lessee:	Masters Resources LLC
Lease Date:	03/01/02
Recording:	File No. 02 592 762
Masters Lease No.	102-0028-000
Lessor:	State of Texas ME 820020
Lessee:	Masters Resources LLC
Lease Date:	03/01/02
Recording:	File No. 03 599 31
Masters Lease No.	102-0029-000
Lessor:	State of Texas ME 820080
Lessee:	Masters Resources LLC
Lease Date:	05/01/02
Recording:	File No.02 586 170
Masters Lease No.	102-0030-000
Lessor:	Jindal United Steel Corp.
Lessee:	Masters Resources LLC
Lease Date:	05/01/01
Recording:	unrecorded
Masters Lease No.	102-0031-000
Lessor:	State of Texas ME 840251
Lessee:	Masters Resources LLC
Lease Date:	01/01/05
Recording:	Vol. 843, Pg 94
Masters Lease No.	102-0032-000
Lessor:	State of Texas ME 840253
Lessee:	Masters Resources LLC
Lease Date:	01/20/95
Recording:	File No. 95 267 841
Masters Lease No.	102-0033-000
Lessor:	State of Texas ME 850002
Lessee:	Masters Resources LLC
Lease Date:	02/05/95

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording:	File No. 95 268 9
Masters Lease No.	102-0034-000
Lessor:	State of Texas ME 850003
Lessee:	Masters Resources LLC
Lease Date:	02/01/05
Recording:	Vol. 843, Pg 111
Masters Lease No.	102-0035-000
Lessor:	State of Texas ME 890026
Lessee:	Masters Resources LLC
Lease Date:	03/01/99
Recording:	File No. 99 409 383
Masters Lease No.	102-0036-000
Lessor:	State of Texas ME 890132
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 403
Masters Lease No.	102-0037-000
Lessor:	State of Texas ME 890127
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 391
Masters Lease No.	102-0038-000
Lessor:	State of Texas ME 890129
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 394
Masters Lease No.	102-0039-000
Lessor:	State of Texas ME 890130
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 397
Masters Lease No.	102-0040-000
Lessor:	State of Texas ME 840002
Lessee:	Masters Resources LLC
Lease Date:	02/01/04
Recording:	File No. 04 717 409

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	102-0041-00
Lessor:	State of Texas ME 840001
Lessee:	Masters Resources LLC
Lease Date:	02/01/04
Recording:	File No. 04 717 393
Masters Lease No.	102-0042-000
Lessor:	State of Texas ME 840056
Lessee:	Masters Resources LLC
Lease Date:	05/01/04
Recording:	File No. 04 723 345
Masters Lease No.	102-0043-000
Lessor:	State of Texas ME 830088
Lessee:	Masters Resources LLC
Lease Date:	09/01/03
Recording:	File No. 04 720 123
Masters Lease No.	102-0044-000
Lessor:	State of Texas ME 830063
Lessee:	Masters Resources LLC
Lease Date:	06/01/03
Recording:	File No. 04 720 139
Masters Lease No.	102-0045-000
Lessor:	State of Texas ME 840006
Lessee:	Masters Resources LLC
Lease Date:	03/27/94
Recording:	File No. 94 235 495
Masters Lease No.	102-0046-000
Lessor:	State of Texas ME 840085
Lessee:	Masters Resources LLC
Lease Date:	05/16/94
Recording:	File No. 94 243 292
Masters Lease No.	102-0047-000
Lessor:	State of Texas ME 830115
Lessee:	Masters Resources LLC
Lease Date:	07/05/93
Recording:	File No. 93 211 233
Masters Lease No.	102-0048-000
Lessor:	State of Texas ME 830116
Lessee:	Masters Resources LLC

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date:	07/05/93
Recording:	File No. 93 211 227
Masters Lease No.	102-0049-000
Lessor:	State of Texas ME 830226
Lessee:	Masters Resources LLC
Lease Date:	12/01/03
Recording:	File No. 04 720 107
Masters Lease No.	102-0050-000
Lessor:	State of Texas ME 830199
Lessee:	Masters Resources LLC
Lease Date:	12/05/93
Recording:	File No. 94 229 369
Masters Lease No.	102-0051-000
Lessor:	State of Texas ME 800187
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 93
Masters Lease No.	102-0052-000
Lessor:	State of Texas ME 950022
Lessee:	Masters Resources LLC
Lease Date:	01/04/95
Recording:	File No. 95 268 17
Masters Lease No.	102-0053-000
Lessor:	State of Texas ME 890131
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 400
Masters Lease No.	102-0054-000
Lessor:	State of Texas ME 800138
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 45
Masters Lease No.	102-0055-000
Lessor:	State of Texas ME 800154
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 61

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	102-0056-000
Lessor:	State of Texas ME 800186
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 77

Masters Lease No.	102-0057-000
Lessor:	State of Texas ME 800188
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 109

Masters Lease No.	102-0058-000
Lessor:	State of Texas ME 800190
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 125

Masters Lease No.	102-0059-000
Lessor:	State of Texas ME 800191
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 141

Masters Lease No.	102-0060-000
Lessor:	State of Texas ME 800192
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 157

Masters Lease No.	102-0061-000
Lessor:	State of Texas ME 810075
Lessee:	Masters Resources LLC
Lease Date:	06/01/01
Recording:	File No. 02 543 345

Masters Lease No.	102-0062-000
Lessor:	State of Texas ME 810076
Lessee:	Masters Resources LLC
Lease Date:	06/01/01
Recording:	File No. 02 543 365

Masters Lease No.	102-0063-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor: State of Texas ME 810077
Lessee: Masters Resources LLC
Lease Date: 06/01/01
Recording: File No. 02 543 381

Masters Lease No. 102-0064-000
Lessor: State of Texas ME 810078
Lessee: Masters Resources LLC
Lease Date: 06/01/01
Recording: File No. 02 543 399

Masters Lease No. 102-0065-000
Lessor: State of Texas ME 810080
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 568 335

Masters Lease No. 102-0066-000
Lessor: State of Texas ME 810109
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 568 380

Masters Lease No. 102-0067-000
Lessor: State of Texas ME 810110
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 568 290

Masters Lease No. 102-0068-000
Lessor: State of Texas ME 810111
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 568 320

Masters Lease No. 102-0069-000
Lessor: State of Texas ME 810152
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 568 365

Masters Lease No. 102-0070-000
Lessor: State of Texas ME 810176
Lessee: Masters Resources LLC
Lease Date: 10/01/01

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording: File No. 02 568 350

Masters Lease No. 102-0071-000
Lessor: State of Texas ME 810178
Lessee: Masters Resources LLC
Lease Date: 10/01/01
Recording: File No. 02 568 305

Masters Lease No. 102-0072-000
Lessor: State of Texas ME 820081
Lessee: Masters Resources LLC
Lease Date: 05/01/02
Recording: File No. 02 568 186

Masters Lease No. 102-0073-000
Lessor: State of Texas ME 850022
Lessee: Masters Resources LLC
Lease Date: 03/01/95
Recording: File No. 95 267 825

Masters Lease No. 102-0074-000
Lessor: State of Texas ME 850068
Lessee: Masters Resources LLC
Lease Date: 06/17/95
Recording: File No. 95 273 350

Masters Lease No. 102-0075-000
Lessor: State of Texas ME 850225
Lessee: Masters Resources LLC
Lease Date: 01/01/06
Recording: Vol. 843, Page 146

Masters Lease No. 102-0076-000
Lessor: State of Texas ME 850227
Lessee: Masters Resources LLC
Lease Date: 01/01/06
Recording: Vol. 843, Page 77

Masters Lease No. 102-0077-000
Lessor: State of Texas ME 850241
Lessee: Masters Resources LLC
Lease Date: 02/01/96
Recording: File No. 96 304 625

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	102-0078-000
Lessor:	State of Texas ME 860111
Lessee:	Masters Resources LLC
Lease Date:	07/01/06
Recording:	Vol. 871, Pg 651

Masters Lease No.	102-0079-000
Lessor:	State of Texas ME 860293
Lessee:	Masters Resources LLC
Lease Date:	02/01/97
Recording:	File No. 97 337 442

Masters Lease No.	102-0080-000
Lessor:	State of Texas ME 870068
Lessee:	Masters Resources LLC
Lease Date:	03/01/97
Recording:	File No. 97 337 446

Masters Lease No.	102-0081-000
Lessor:	State of Texas ME 870069
Lessee:	Masters Resources LLC
Lease Date:	03/01/97
Recording:	File No. 97 337 448

Masters Lease No.	102-0082-000
Lessor:	State of Texas ME 870088
Lessee:	Masters Resources LLC
Lease Date:	05/01/97
Recording:	File No. 97 337 444

Masters Lease No.	102-0083-000
Lessor:	State of Texas ME 870144
Lessee:	Masters Resources LLC
Lease Date:	08/01/97
Recording:	File No. 97 340 736

Masters Lease No.	102-0084-000
Lessor:	State of Texas ME 870190
Lessee:	Masters Resources LLC
Lease Date:	10/01/97
Recording:	File No. 97 347 717

Masters Lease No.	102-0085-000
Lessor:	State of Texas ME 870200

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessee:	Masters Resources LLC
Lease Date:	11/01/97
Recording:	File No. 97 347 720
Masters Lease No.	102-0086-000
Lessor:	State of Texas ME 880036
Lessee:	Masters Resources LLC
Lease Date:	03/01/98
Recording:	File No. 98 363 549
Masters Lease No.	102-0087-000
Lessor:	State of Texas ME 880100
Lessee:	Masters Resources LLC
Lease Date:	08/01/98
Recording:	File No. 98 386 7
Masters Lease No.	102-0088-000
Lessor:	State of Texas ME 880109
Lessee:	Masters Resources LLC
Lease Date:	09/01/98
Recording:	File No. 98 386 9
Masters Lease No.	102-0089-000
Lessor:	State of Texas SL 870156
Lessee:	Masters Resources LLC
Lease Date:	03/1/07
Recording:	Vol. 948, Pg 447, File No. 24621
Masters Lease No.	102-0090-000
Lessor:	F I Fisher etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/12/41
Recording:	Vol. 72, Page 47
Masters Lease No.	102-0091-000
Lessor:	Lizzie Wilburn
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/19/51
Recording:	Vol. 130, Pg 447
Masters Lease No.	102-0092-000
Lessor:	A M Wilburn
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording:	Vol. 72, Page 61
Masters Lease No.	102-0093-000
Lessor:	Joe Syer etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	04/03/51
Recording:	Vol. 132, Page 172
Masters Lease No.	102-0094-000
Lessor:	Lizzie Wilburn
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/18/41
Recording:	Vol. 72, Page 57
Masters Lease No.	102-0095-000
Lessor:	Joe Syer etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/12/41
Recording:	Vol. 72, Page 70
Masters Lease No.	102-0096-000
Lessor:	Kirby Petroleum Co.
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/16/41
Recording:	Vol. 72, Page 63
Masters Lease No.	102-0097-000
Lessor:	Elizabeth Winfree etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41
Recording:	Vol. 72, Page 174
Masters Lease No.	102-0098-000
Lessor:	Charles T. Kilgore etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/17/41
Recording:	Vol. 72, Page 64
Masters Lease No.	102-0099-000
Lessor:	Vera Harrold etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/25/41
Recording:	Vol. 72, Page 66
Masters Lease No.	102-0100-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	B D Fisher etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/12/41
Recording:	Vol. 72, Page 65
Masters Lease No.	102-0101-000
Lessor:	B E Fisher etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/13/41
Recording:	Vol. 72, Page 69
Masters Lease No.	102-0102-000
Lessor:	Dr. John G Schilling etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	07/02/41
Recording:	Vol. 72, Page 71
Masters Lease No.	102-0103-000
Lessor:	First National Bank of Goose Creek
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/20/41
Recording:	Vol. 72, Page 73
Masters Lease No.	102-0104-000
Lessor:	Ella Ilfrey
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41
Recording:	Vol. 72, Page 75
Masters Lease No.	102-0105-000
Lessor:	Will Wright etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/18/41
Recording:	Vol. 72, Page 76
Masters Lease No.	102-0106-000
Lessor:	O K Winfree
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41
Recording:	Vol. 72, Page 77
Masters Lease No.	102-0107-000
Lessor:	L W Massey etal
Lessee:	Humble Oil & Refining Co.

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date: 06/25/41
Recording: Vol. 72, Page 78

Masters Lease No. 102-0108-000
Lessor: T F Casey etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/16/41
Recording: Vol. 72, Page 80

Masters Lease No. 102-0109-000
Lessor: R R. Zierlein
Lessee: Humble Oil & Refining Co.
Lease Date: 06/16/41
Recording: Vol. 72, Page 81

Masters Lease No. 102-0110-000
Lessor: J N Nelson etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/17/41
Recording: Vol. 72, Page 82

Masters Lease No. 102-0111-000
Lessor: S R Williams etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/23/41
Recording: Vol. 72, Page 83

Masters Lease No. 102-0112-000
Lessor: Vance McLean etal
Lessee: Humble Oil & Refining Co.
Lease Date: 07/01/41
Recording: Vol. 72, Page 86

Masters Lease No. 102-0113-000
Lessor: J N Thornton etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/17/41
Recording: Vol. 72, Page 87

Masters Lease No. 102-0114-000
Lessor: M W Epperson etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/14/41
Recording: Vol. 72, Page 88

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	102-0115-000
Lessor:	W W Daniel etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/13/41
Recording:	Vol. 72, Page 91

Masters Lease No.	102-0116-000
Lessor:	I R Williams etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/16/41
Recording:	Vol. 72, Page 95

Masters Lease No.	102-0117-000
Lessor:	J H Williams etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/16/41
Recording:	Vol. 72, Page 96

Masters Lease No.	102-00118-000
Lessor:	J H Williams etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/27/41
Recording:	Vol. 72, Page 97

Masters Lease No.	102-0119-000
Lessor:	State of Texas Dept of Highways & Public Transportation
Lessee:	Exxon Corporation
Lease Date:	04/18/79
Recording:	unrecorded

Masters Lease No.	102-0120-000
Lessor:	Kirby Petroleum Co.
Lessee:	Humble Oil & Refining Co.
Lease Date:	05/08/47
Recording:	Vol. 103, Page 34

Masters Lease No.	102-0121-000
Lessor:	John G. Schilling etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	09/27/48
Recording:	Vol. 110, Page 499

Masters Lease No.	102-0122-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	Eula Syer etvir
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/14/51
Recording:	Vol. 130, Page 429

Masters Lease No.	102-0123-000
Lessor:	William Clark Richardson etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/21/51
Recording:	Vol. 130, Page 587

Masters Lease No.	102-0124-000
Lessor:	Southern Canal Co.
Lessee:	Humble Oil & Refining Co.
Lease Date:	03/09/51
Recording:	Vol. 131, Page 333

Masters Lease No.	102-0125-000
Lessor:	W J Moreau
Lessee:	Humble Oil & Refining Co.
Lease Date:	07/08/54
Recording:	Vol. 159, Page 422

Masters Lease No.	102-0126-000
Lessor:	State of Texas M-103728
Lessee:	Masters Resources LLC
Lease Date:	04/06/04
Recording:	File No. 05 779 431
Description:	40 acres, more or less, being the NW/4 of SE/4 of SW/2 of Tract 109, Galveston Bay, in the form of a Square around wellbore bottomhole location identified By API #42-071-30925 and limited to depths from Surface to 10,080' only as shown on applicable Official submerged area map on file in Texas General Land Office.

Masters Lease No.	102-0127-000
Lessor:	State of Texas M-103802
Lessee:	Masters Resources LLC
Lease Date:	04/06/04
Recording:	File No. 05 779 437
Description:	40 acres, more or less, being part of SW/2 of Tract 203, Galveston Bay, in the form of a square around wellbore Bottomhole located identified by API #42-071-31906 and Limited to depths from surface to 13,848' only as shown on

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Applicable official submerged area map on file in Texas General Land Office.

Masters Lease No.	102-0128-000
Lessor:	State of Texas M-104722
Lessee:	Masters Resources LLC
Lease Date:	01/18/05
Recording:	File No. 05 769 34
Description:	40 acres, more or less, being the NE/2 of Tract 248, Galveston Bay, in the form of a square around the Bottomhole location of well no. 193 identified by API #42-071-31435 and limited to depths from surface To 9742' only as shown on applicable official submerged Area map on file in the Texas General Land Office.

Masters Lease No.	102-0129-000
Lessor:	Vintage Petroleum Inc.
Lessee:	Masters Resources LLC
Lease Date:	04/01/00
Recording:	File No. 00 460 645

Masters Lease No.	102-0130-000
Lessor:	State of Texas ME860112
Lessee:	Exxon Corporation
Lease Date:	07/01/96
Recording:	File No. 96 307813

Masters Lease No.	102-0131-000
Lessor:	State of Texas ME20070067
Lessee:	Masters Resources LLC
Lease Date:	03/01/07
Recording:	Vol. 948, Page 462, File No. 24622

Masters Lease No.	
Lessor:	Exxon Corporation
Lease Date:	05/01/91
Recording:	File No. 95 267 584

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.
Lessor: Kirby Petroleum
Lease Date: 05/27/49
Recording: Vol. 115, Page 600

Masters Lease No.
Lessor: B E Fisher etux
Lease Date: 02/19/51
Recording: Vol. 130, Page 526

Masters Lease No.
Lessor: R C Fisher Sr. etux
Lease Date: 02/08/52
Recording: Vol. 139, Page 210

Masters Lease No.
Lessor: Joshua W Williams etux
Lease Date: 11/12/36
Recording: Vol. 57, Page 36

Masters Lease No.
Lessor: A R Schearer etal
Lease Date: 02/13/51
Recording: Vol. 130, Page 457

Masters Lease No.
Lessor: M H Barrow etal
Lease Date: 02/20/51
Recording: Vol. 130, Page 457

Masters Lease No.
Lessor: R C Lawrence etal
Lease Date: 02/20/84
Recording: Vol. 131, Page 61

Masters Lease No.
Lessor: Texas Highway Dept
Lease Date: 04/23/59
Recording: Rdxing Permit

Masters Lease No.
Lessor: Chambers County TX
Lease Date: 02/28/74
Recording: Rdxing Permit

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease No. TX-0894-0001
Lessor: State of Texas M-105666
Lease Date: 10/4/2005
Recording Information: Recorded in the Official Public Records of Chambers and Galveston Counties, Texas, in Chambers County under File No. 05 826 621 and in Galveston County under File No. 2006001465, covering approximately 320 acres being the NE/2 of State Tract 199, East Bay.

Lease No. TX-0894-0002
Lessor: State of Texas M-105667
Lease Date: 10/4/2005
Recording Information: Recorded in the Official Public Records of Chambers and Galveston Counties, Texas, in Chambers County under File No. 05 826 615 and in Galveston County under File No. 2006001464, covering approximately 320 acres being the SW/2 of State Tract 199, East Bay.

Lease No. TX-0894-0003
Lessor: State of Texas M-106331
Lease Date: 4/4/2006
Recording Information: Recorded in the Official Public Records of Chambers County, Texas under File No. ____________, covering approximately 160 acres being the È/2 of the NE/2 of State Tract 226, Galveston Bay.

North Point Bolivar, Galveston County, Texas

Masters Lease No.	103-0001-000
Lessor:	State of Texas M-62790
Lessee:	Occidental Petroleum Corp. etal
Lease Date:	12/03/68
Recording:	Vol. 1981, Page 262
Description:	640 acres, more or less, being State Tract 343, Galveston Bay, N Point Bolivar Field, Galveston Co., TX

Masters Lease No.	103-0002-000
Lessor:	State of Texas SL20010017
Lessee:	Masters Resources LLC
Lease Date:	07/01/06
Recording:	File No. 2006050556

Masters Lease No.	103-0003-000
Lessor:	State of Texas SL 810690
Lessee:	Masters Resources LLC

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date:	02/01/07
Recording:	File No. 2007024351
Masters Lease No.	103-0004-000
Lessor:	State of Texas SL 830006
Lessee:	Masters Resources LLC
Lease Date:	10/03/04
Recording:	File No. 2005013907
Masters Lease No.	103-0005-000
Lessor:	Sun Oil Company
Lessee:	Houston Oil & Minerals
Lease Date:	08/21/73
Recording:	Vol. 350, Page 676
Masters Lease No.	103-0006-000
Lessor:	Sun Oil Company
Lessee:	Houston Oil & Minerals
Lease Date:	08/21/73
Recording:	Vol. 350, Page 665
Masters Lease No.	103-0006-001
Lessor:	Houston Oil & Minerals
Lessee:	Enserch Corporation
Lease Date:	01/01/78
Recording:	Vol. 431, Page 684
Masters Lease No.	103-0007-000
Lessor:	Sun Oil Company
Lessee:	Houston Oil & Minerals
Lease Date:	08/21/73
Recording:	Vol. 350, Page 670
Masters Lease No.	103-0008-000
Lessor:	City of Texas City etal
Lessee:	Vintage Pipeline Inc.
Lease Date:	01/01/98
Recording:	unrecorded
Masters Lease No.	103-0009-001
Lessor:	Boyt Realty Company etal

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessee:	Houston Oil & Minerals
Lease Date:	10/12/72
Recording:	Vol. 2303, Page 367
Masters Lease No.	103-0010-000
Lessor:	Verdia N. Johnson etal
Lessee:	Houston Oil & Minerals
Lease Date:	11/15/72
Recording:	GAC 013871119
Masters Lease No.	103-0011-001
Lessor:	Boyt Realty Company
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2748, Page 842
Masters Lease No.	103-0011-002
Lessor:	Doyle McDonald
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 438
Masters Lease No.	103-0011-003
Lessor:	Donald M Markle
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 448
Masters Lease No.	103-0011-004
Lessor:	Warren Honey et ux
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 458
Masters Lease No.	103-0011-005
Lessor:	Robert I Cohen III
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 370
Masters Lease No.	103-0011-006
Lessor:	Verdia N Johnson etal
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording:	Vol. 2820, Page 417
Masters Lease No.	103-0011-007
Lessor:	Elizabeth J W Baker etal
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 379
Masters Lease No.	103-0011-008
Lessor:	Mary C Skewes Cox
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 399
Masters Lease No.	103-0011-009
Lessor:	Sam J Williams Jr etux
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 388
Masters Lease No.	103-0011-010
Lessor:	E E Paramore III
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 408
Masters Lease No.	103-0011-011
Lessor:	Theodore B Stubbs etal
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 428
Masters Lease No.	103-0012-000
Lessor:	State of Texas ME 800068
Lessee:	Masters Resources LLC
Lease Date:	04/01/00
Recording:	File No. 2004060884
Masters Lease No.	103-0013-000
Lessor:	State of Texas ME 870079
Lessee:	Masters Resources LLC
Lease Date:	04/01/97
Recording:	File No. 011892677
Masters Lease No.	103-0014-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor: State of Texas ME 880120
Lessee: Masters Resources LLC
Lease Date: 10/01/98
Recording: File No. 013230708

Masters Lease No. 103-0015-000
Lessor: State of Texas ME 880121
Lessee: Masters Resources LLC
Lease Date: 10/01/98
Recording: File No. 012990535

Masters Lease No. 103-0016-000
Lessor: State of Texas ME 880122
Lessee: Masters Resources LLC
Lease Date: 10/01/98
Recording: File No. 012990538

Masters Lease No. 103-0017-000
Lessor: State of Texas ME 800066
Lessee: Masters Resources LLC
Lease Date: 04/01/00
Recording: File No. 2004060882

Masters Lease No. 103-0018-000
Lessor: State of Texas ME 800067
Lessee: Masters Resources LLC
Lease Date: 04/01/00
Recording: File No. 2004060883

Masters Lease No. 103-0019-000
Lessor: State of Texas ME 880140
Lessee: Masters Resources LLC
Lease Date: 11/01/98
Recording: File No. 013230713

Masters Lease No. 103-0020-000
Lessor: State of Texas ME 890021
Lessee: Masters Resources LLC
Lease Date: 03/01/99
Recording: File No. 013931443

Masters Lease No. 103-0021-000
Lessor: State of Texas ME 890220
Lessee: Masters Resources LLC

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date:	10/01/99
Recording:	File No. 2004060881

Masters Lease No.	103-0022-000
Lessor:	State of Texas M-104262
Lessee:	Masters Resources LLC
Lease Date:	10/19/04
Recording:	GAC 2004082554
Description:	210 acres, more or less, being all of Tract 135A, Galveston Bay, as shown on applicable official submerged area map on file in Texas General Land Office.

Masters Lease No.	103-0023-000
Lessor:	State of Texas M-104264
Lessee:	Masters Resources LLC
Lease Date:	10/19/04
Recording:	File No. 2004082555
Description:	550 acres, more or less, being all of Tract 342, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	103-0024-000
Lessor:	State of Texas M-104644
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024321
Description:	350 acres, more or less, being the North 350 acres of Tract 134-A, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	103-0025-000
Lessor:	State of Texas M-104653
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024320
Description:	320 acres, more or less, being the SW/2 of Tract 339, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	103-0026-000
Lessor:	State of Texas M-104654
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024319
Description:	320 acres, more or less, being the SW/2 of Tract 340, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	103-0027-000
Lessor:	State of Texas M-104655
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024318
Description	400 acres, more or less, being all of Tract 341, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Dorado Prospect, Chambers Co., TX

Masters Lease No.	110-0001-000
Lessor:	State of Texas M-105424
Lessee:	Davis Petroleum Corp.
Lease Date:	07/19/05
Recording:	File No. 05 812 564
Description	320 acres, more or less, being the SW/2 of Tract 204, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0002-000
Lessor:	State of Texas M-105367
Lessee:	Davis Petroleum Corp.
Lease Date:	07/19/05
Recording:	File No. 05 812 570
Description	320 acres, more or less, being the SW/2 of Tract 203, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0003-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	State of Texas M-105366
Lessee:	Davis Petroleum Corp.
Lease Date:	07/19/05
Recording:	File No. 05 812 576
Description	320 acres, more or less, being the SW/2 of Tract 202, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.
Masters Lease No.	110-0004-000
Lessor:	State of Texas M-103023
Lessee:	Roger A. Soape Inc.
Lease Date:	04/15/03
Recording:	File No. 03 621 266
Description	320 acres, more or less, being the NE/2 of Tract 132, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.
Masters Lease No.	110-0005-000
Lessor:	State of Texas M-103024
Lessee:	Roger A. Soape Inc.
Lease Date:	04/15/03
Recording:	File No. 03 621 260
Description	320 acres, more or less, being the SW/2 of Tract 132, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.
Masters Lease No.	110-0006-000
Lessor:	State of Texas M-104641
Lessee:	Davis Petroleum Corp.
Lease Date:	01/18/05
Recording:	File No. 05 777 3
Description	320 acres, more or less, being the SW/2 of Tract 113, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.
Masters Lease No.	110-0007-000
Lessor:	State of Texas M-104823
Lessee:	Davis Petroleum Corp.
Lease Date:	04/05/05
Recording:	File No. 05 794 279
Description	320 acres, more or less, being the SW/2 of Tract 133, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.
Masters Lease No.	110-0008-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	State of Texas M-104824
Lessee:	Davis Petroleum Corp.
Lease Date:	04/05/05
Recording:	File No. 05 794 273
Description	320 acres, more or less, being the NE/2 of Tract 203, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

CEDAR POINT, Chambers Co., TX

Lessor:	USX Corporation
Lessee:	Vintage Petroleum Inc.
Dated:	11/17/00
Recorded:	File No. 00 480 113
	(Pipeline Easement – USX Hematite Unit #1 Well #2)

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

FEE PROPERTIES

Masters Lease No.	FEE -102-0001
Lessor:	Vintage Petroleum
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/01/02
Recording:	

Masters Lease No.	FEE -102-0002
Lessor:	Vintage Petroleum
Lessee:	Humble Oil & Refining Co.
Lease Date:	04/01/00
Recording:

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Dolphin Prospect, Chambers & Galveston Co., TX

Masters Lease No.	114-0001-000
Lessor:	State of Texas M-105666
Lessee:	Roger A. Soape Inc.
Lease Date:	10/4/05
Recording:	File No. 2006001465, Galveston Co., TX File No. 05 826 621, Chambers Co., TX
Description	320 acres, more or less, being the NE/2 of Tract 199, East Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	114-0002-000
Lessor:	State of Texas M-105667
Lessee:	Roger A. Soape Inc.
Lease Date:	10/4/05
Recording:	File No. 2006001464, Galveston Co., TX File No. 05 826 615, Chambers Co., TX
Description	320 acres, more or less, being the SW/2 of Tract 199, East Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	114-0003-000
Lessor:	State of Texas M-106331
Lessee:	Roger A. Soape Inc.
Lease Date:	04/04/06
Recording:	Book 869, Pg 103, File No. 15196, Chambers Co., TX
Description	160 acres, more or less, being all of the NE/2 of Tract 226, Galveston Bay, save and except 160 acres in the Red Fish Reef Frio 15 GU, said unit being more particularly described in Mineral File M-19987 as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	114-0004-000
Lessor:	State of Texas M-106809
Lessee:	Davis Petroleum Corp.
Lease Date:	07/26/06
Recording:	File No. 200606614, Galveston Co., TX Book 902, Pg 330, File No. 19150, Chambers Co., TX
Description	320 acres, more or less, being the NE/2 of Tract 227, East Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

EXHIBIT B
(Attached to and made part of Assignment of Overriding Royalty dated as of 7:00 a.m. Central Daylight Savings Time on October 1, 2006, from Masters Resources, L.L.C. and Masters Oil & Gas, L.L.C., to Masters Pipeline, L.L.C.)

PROVED UNDEVELOPED RESERVES AND PROVED NON-PRODUCING RESERVES

FIELD	LEASE/WELL	RESERVE CATEGORY
FISHERS REEF	STATE TRACT 01-4A #12 (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 01-4B #68H (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 09-12B #112 (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 01-4A #89F (BP02)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 05-8A #01 (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 05-8A #01 (BP02)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 06-7A #01 (BP-01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 05-8A #02 (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 05-8A #02 (BP02)	PROVED BEHIND PIPE

POINT BOLIVAR NORTH	STATE TRACT 343 #014 (BP01)	PROVED BEHIND PIPE
POINT BOLIVAR NORTH	STATE TRACT 343 #014 (BP02)	PROVED BEHIND PIPE
POINT BOLIVAR NORTH	STATE TRACT 343 #014 (BP03)	PROVED BEHIND PIPE

RED FISH REEF	STATE TRACT 200 186 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 200 200	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 001	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 021 (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 021 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 225 207 (BP01)	PROVED BEHIND PIPE

FIELD	LEASE/WELL	RESERVE CATEGORY
RED FISH REEF	STATE TRACT 246 174D (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 246 181 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 246 181 (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 023 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 224 106 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 224 106 (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 175-L (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 175-L (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 246 174D (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 212 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 192 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 212 (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 225 146	PROVED BEHIND PIPE

TRINITY BAY	TRINITY BAY ST UNIT #1 053 (BP1)	PROVED BEHIND PIPE
TRINITY BAY	TRINITY BAY ST UNIT #1 135 (BP01)	PROVED BEHIND PIPE

FISHERS REEF	STATE TRACT 01-4A ACW #01L	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 01-4A ACW #01U	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 02-3A ACW #04U	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 46 ACW #05U	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 46 ACW #08L	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 46 ACW #08U	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 46 ACW #09L	PROVED UNDEVELOPED

2

FIELD	LEASE/WELL	RESERVE CATEGORY
FISHERS REEF	STATE TRACT 01-4B ACW #02	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 02-3A ACW #04L	PROVED UNDEVELOPED

RED FISH REEF	STATE TRACT 200 ACW #12L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #12U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #13L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #01L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #13U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #01U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #03L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #03U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #15L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #15U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #19L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #19U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #23U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #21L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #21U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #22L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #22U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #23L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #05L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #05U	PROVED UNDEVELOPED

3

FIELD	LEASE/WELL	RESERVE CATEGORY
RED FISH REEF	STATE TRACT 225 ACW #07L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #07U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #24L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #26L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #26U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #30U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #27L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #27U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #10L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #10U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #33L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #28L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #28U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #29L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #29U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #30L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #16U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #17L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #18L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #18U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #35L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #35U (BP-02)	PROVED UNDEVELOPED

4

FIELD	LEASE/WELL	RESERVE CATEGORY
RED FISH REEF	STATE TRACT 200 ACW #34L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #34U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #33U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 119 OFFSET	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #36U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #36L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #35L (BP-01)	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #35U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #40L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #40U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #40L (BP-01)	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 204 002 LOC	PROVED UNDEVELOPED

TRINITY BAY	TRINITY BAY ST UNIT #1 025A	PROVED UNDEVELOPED

5

EXHIBIT C
(Attached to and made part of Assignment of Overriding Royalty dated as of 7:00 a.m. Central Daylight Savings Time on October 1, 2006, from Masters Resources, L.L.C. and Masters Oil & Gas, L.L.C., to Masters Pipeline, L.L.C.)

PROVED DEVELOPED PRODUCING RESERVES

FIELD	LEASE/WELL	RESERVE CATEGORY
FISHERS REEF	ST 2-3A #1	PROVED
FISHERS REEF	ST 5-8A #2	PROVED
FISHERS REEF	ST 6-7A#1	PROVED
FISHERS REEF	ST 5-8A #1	PROVED
FISHERS REEF	ST 46 #10	PROVED
FISHERS REEF	ST 9-12B #1	PROVED
FISHERS REEF	ST 46 #51	PROVED
FISHERS REEF	ST 46 # 115	PROVED

POINT BOLIVAR NORTH	ST 343 #9	PROVED
POINT BOLIVAR NORTH	ST 343 #14	PROVED

RED FISH REEF	ST 132 #1	PROVED
RED FISH REEF	ST 200 #195	PROVED
RED FISH REEF	ST 224 #141-U	PROVED
RED FISH REEF	ST 224 #176	PROVED
RED FISH REEF	ST 224 #179	PROVED
RED FISH REEF	ST 224 #185	PROVED
RED FISH REEF	ST 225 #50	PROVED
RED FISH REEF	ST 225 #132	PROVED
RED FISH REEF	ST 225 #139	PROVED
RED FISH REEF	ST 225 #184	PROVED
RED FISH REEF	ST 246 #1	PROVED
RED FISH REEF	ST 246 #120	PROVED
RED FISH REEF	ST 246 #182	PROVED
RED FISH REEF	ST 246 #183	PROVED
RED FISH REEF	ST 247 #23	PROVED
RED FISH REEF	ST 247 #106	PROVED
RED FISH REEF	ST 247 #175-L	PROVED
RED FISH REEF	ST 247 #188	PROVED
RED FISH REEF	ST 247 #198	PROVED

TRINITY BAY	ST UNIT 1#1	PROVED
TRINITY BAY	ST UNIT 1#12	PROVED
TRINITY BAY	ST UNIT 1#13	PROVED
TRINITY BAY	ST UNIT 1#28	PROVED
TRINITY BAY	ST UNIT 1#29	PROVED

FIELD	LEASE/WELL	RESERVE CATEGORY
TRINITY BAY	ST UNIT 1#32	PROVED
TRINITY BAY	ST UNIT 1#35	PROVED
TRINITY BAY	ST UNIT 1#37	PROVED
TRINITY BAY	ST UNIT 1#38	PROVED
TRINITY BAY	ST UNIT 1#51	PROVED
TRINITY BAY	ST UNIT 1#63D	PROVED
TRINITY BAY	ST UNIT 1#64	PROVED
TRINITY BAY	ST UNIT 1#68	PROVED
TRINITY BAY	ST UNIT 1#75F	PROVED
TRINITY BAY	ST UNIT 1#122	PROVED
TRINITY BAY	ST UNIT 1#124	PROVED
TRINITY BAY	ST UNIT 1#130	PROVED
TRINITY BAY	ST UNIT 1#133	PROVED
TRINITY BAY	ST UNIT 1 #135	PROVED

2